                                     BYLAWS

                                       OF

                                DOUBLETWIST, INC.

                          ADOPTED AS OF APRIL 15, 2000


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                                TABLE OF CONTENTS

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                                                                                                            PAGE
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Article I                  OFFICES............................................................................1

         Section 1.1       Registered Office..................................................................1
         Section 1.2       Other Offices......................................................................1

Article II                 DIRECTORS..........................................................................1

         Section 2.1       Exercise of Corporate Powers.......................................................1
         Section 2.2       Number.............................................................................1
         Section 2.3       Need Not Be Stockholders...........................................................2
         Section 2.4       Compensation.......................................................................2
         Section 2.5       Election and Term of Office........................................................2
         Section 2.6       Vacancies..........................................................................2
         Section 2.7       Removal............................................................................2
         Section 2.8       Powers and Duties..................................................................2

Article III                MEETINGS OF DIRECTORS..............................................................6

         Section 3.1       Place of Meetings..................................................................6
         Section 3.2       Regular Meetings...................................................................6
         Section 3.3       Special Meetings...................................................................6
         Section 3.4       Notice of Special Meetings.........................................................6
         Section 3.5       Quorum.............................................................................6
         Section 3.6       Conference Telephone...............................................................7
         Section 3.7       Waiver of Notice and Consent.......................................................7
         Section 3.8       Action Without a Meeting...........................................................7
         Section 3.9       Committees.........................................................................7

Article IV                 COMMITTEES.........................................................................7

         Section 4.1       Appointment and Procedure..........................................................7
         Section 4.2       Executive Committee Powers.........................................................8
         Section 4.3       Powers of Other Committees.........................................................8
         Section 4.4       Limitations on Powers of Committees................................................8

Article V                  OFFICERS...........................................................................8

         Section 5.1       Election and Qualification.........................................................8
         Section 5.2       Term of Office and Compensation....................................................9
         Section 5.3       Chief Executive Officer............................................................9
         Section 5.4       Chairman of the Board..............................................................10
         Section 5.5       President..........................................................................10
         Section 5.6       President Pro Tem..................................................................10


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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                            PAGE

         Section 5.7       Vice President.....................................................................10
         Section 5.8       Secretary..........................................................................10
         Section 5.9       Chief Financial Officer............................................................11
         Section 5.10      Instruments in Writing.............................................................12

Article VI                 INDEMNIFICATION....................................................................12

         Section 6.1       Third Party Actions................................................................12
         Section 6.2       Actions by or in the Right of the Corporation......................................13
         Section 6.3       Successful Defense.................................................................13
         Section 6.4       Determination of Conduct...........................................................13
         Section 6.5       Payment of Expense in Advance......................................................14
         Section 6.6       Indemnity not Exclusive............................................................14
         Section 6.7       Insurance Indemnification..........................................................14
         Section 6.8       The Corporation....................................................................14
         Section 6.9       Employee Benefit Plans.............................................................14
         Section 6.10      Continuation of Indemnification and Advancement of Expenses........................15

Article VII                MEETINGS OF, AND REPORTS TO, STOCKHOLDERS..........................................15

         Section 7.1       Place of Meetings..................................................................15
         Section 7.2       Annual Meeting.....................................................................15
         Section 7.3       Special Meeting....................................................................15
         Section 7.4       Notice of Stockholders' Meeting....................................................16
         Section 7.5       Advance Notice of Stockholder Nominees and Stockholder Business....................16
         Section 7.6       Manner of Giving Notice; Affidavit of Notice.......................................17
         Section 7.7       Quorum.............................................................................17
         Section 7.8       Adjourned Meeting; Notice..........................................................17
         Section 7.9       Conduct of Business................................................................18
         Section 7.10      Voting.............................................................................18
         Section 7.11      Waiver of Notice...................................................................18
         Section 7.12      Stockholder Action by Written Consent without a Meeting............................19
         Section 7.13      Record Date for Stockholder Notice, Voting, Giving Consents........................19
         Section 7.14      Proxies............................................................................20
         Section 7.15      List of Stockholders Entitled to Vote..............................................20
         Section 7.16      Maintenance and Inspection of Records..............................................20
         Section 7.17      Inspection by Directors............................................................21
         Section 7.18      Annual Statement to Stockholders...................................................21


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Article VIII               SHARES AND SHARE CERTIFICATES......................................................21

         Section 8.1       Shares Held By the Company.........................................................21
         Section 8.2       Certificates for Shares............................................................21
         Section 8.3       Lost Certificates..................................................................22
         Section 8.4       Restrictions on Transfer of Shares.................................................22

Article IX                 CONSTRUCTION OF BYLAWS WITH REFERENCE TO PROVISIONS OF LAW.........................23
         Section 9.1       Bylaw Provisions Construed as Additional and Supplemental to Provisions of Law.....23
         Section 9.2       Bylaws Provisions Contrary to or Inconsistent with Provisions of Law...............23

Article X                  CERTIFICATION, ADOPTION, AMENDMENT OR REPEAL OF BYLAWS.............................23
         Section 10.1      By Stockholders....................................................................23
         Section 10.2      By the Board of Directors..........................................................23
         Section 10.3      Certification and Inspection of Bylaws.............................................24

Article XI                 RESTRICTIONS ON TRANSFERS TO COMPETITORS...........................................24

         Section 11.1      Transfers to Competitors...........................................................24
         Section 11.2      Transfers to Persons or Entities in the Pharmaceutical or Biotechnology Industry...24
         Section 11.3      Termination of Restrictions........................................................24

Article XII                RIGHT OF FIRST REFUSAL.............................................................24

         Section 12.1      Right of First Refusal.............................................................24
         Section 12.2      Notice of Proposed Transfer........................................................25
         Section 12.3      Exercise of Right of First Refusal.................................................25
         Section 12.4      Purchase Price.....................................................................25
         Section 12.5      Payment............................................................................25
         Section 12.6      Holder's Right to Transfer.........................................................25
         Section 12.7      Exempt Transfers...................................................................26
         Section 12.8      Termination of Right of First Refusal..............................................26

Article XIII               GENERAL MATTERS....................................................................26
         Section 13.1      Checks.............................................................................26
         Section 13.2      Execution of Corporate Contracts and Instruments...................................26
         Section 13.3      Dividends..........................................................................27


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         Section 13.4      Fiscal Year........................................................................27
         Section 13.5      Seal...............................................................................27
         Section 13.6      Transfer of Stock..................................................................27
         Section 13.7      Stock Transfer Agreements..........................................................27
         Section 13.8      Registered Stockholders............................................................27

Article XIV                AMENDMENTS.........................................................................28
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                                    BYLAWS
                                      OF
                                DOUBLETWIST, INC.
                           Adopted as of April 15, 2000


                                    ARTICLE I

                                     OFFICES

         SECTION 1.1 REGISTERED OFFICE. The registered office of this corporation (the "Company") shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

         SECTION 1.2 OTHER OFFICES. The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                                    DIRECTORS

         SECTION 2.1 EXERCISE OF CORPORATE POWERS. Subject to the provisions of the Delaware General Corporation Law and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Company shall be managed and all corporate powers shall be exercised by or under the ultimate direction of a board of directors (the "Board of Directors").

         SECTION 2.2 NUMBER. The authorized number of directors of the corporation shall be not less than five (5) nor more than nine (9). The exact number of directors shall be eight (8) until changed, within the limits specified above, by a bylaw amending this Section 2.2, duly adopted by the unanimous consent of the Board of Directors. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the certificate of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated


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maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1).

         SECTION 2.3 NEED NOT BE STOCKHOLDERS. The directors of the Company need not be stockholders of the Company.

         SECTION 2.4 COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services as may be fixed or determined by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Company in any other capacity and receiving compensation therefor.

         SECTION 2.5 ELECTION AND TERM OF OFFICE. The directors shall be elected annually by the stockholders at the annual meeting of the stockholders. The term of office of the directors shall begin immediately after their election and shall continue until the next annual meeting of the stockholders and until their respective successors are elected. A reduction of the authorized number of directors shall not shorten the term of any incumbent director or remove any incumbent director prior to the expiration of such director's term of office.

         SECTION 2.6 VACANCIES. A vacancy or vacancies on the Board of Directors shall exist:

         (a)      in the case of the death of any director; or

         (b)      in the case of the resignation or removal of any director; or

         (c)      if the authorized number of directors is increased; or

         (d) if the stockholders fail, at any annual meeting of stockholders at which any director is elected, to elect the full authorized number of directors at that meeting.

         The Board of Directors may declare vacant the office of a director if he or she is declared of unsound mind by an order of court or convicted of a felony or if, within 60 days after notice of his or her election, he or she does not accept the office. Any vacancy, except for a vacancy created by removal of a director as provided in Section 2.7 hereof, may be filled by a person selected by a majority of the remaining directors then in office, whether or not less than a quorum, or by a sole remaining director. Vacancies occurring in the Board of Directors by reason of removal of directors shall be filled only by approval of stockholders. The stockholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by the written consent of stockholders, other than to fill a vacancy created by removal, requires the consent of stockholders holding a majority of the outstanding shares entitled to vote. If, after the filling of any vacancy by the directors, the directors then in office who have been elected


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by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of 5% or more of the total number of shares at that time having the right to vote for such directors may call a special meeting of stockholders to be held to elect the entire Board of Directors. The term of office of any director then in office shall terminate upon the election of such director's successor. Any director may resign effective upon giving written notice to the Chairman of the Board, if any, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. After the notice is given and if the resignation is effective at a future time, a successor may be elected or appointed to take office when the resignation becomes effective.

         SECTION 2.7 REMOVAL. The entire Board of Directors or any individual director may be removed from office without cause by an affirmative vote of stockholders holding a majority of the outstanding shares entitled to vote. If the entire Board of Directors is not removed, however, then no individual director shall be removed if the votes cast against removal of that director, plus the votes not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively in an election at which the following were true:

         (a) the same total number of votes were cast, or, if such action is taken by written consent, all shares entitled to vote were voted; and

         (b) the entire number of directors authorized at the time of the director's most recent election were then being elected.

         If any or all directors are so removed, new directors may be elected at the same meeting or at a subsequent meeting. If at any time a class or series of shares is entitled to elect one or more directors under authority granted by the Certificate of Incorporation, the provisions of this Section 2.7 shall apply to the vote of that class or series and not to the vote of the outstanding shares as a whole.

         SECTION 2.8 POWERS AND DUTIES. Without limiting the generality or extent of the general corporate powers to be exercised by the Board of Directors pursuant to Section 2.1 of these Bylaws, it is hereby provided that the Board of Directors shall have full power with respect to the following matters:

         (a) To purchase, lease and acquire any and all kinds of property, real, personal or mixed, and at its discretion to pay therefor in money, in property and/or in stocks, bonds, debentures or other securities of the Company.

         (b) To enter into any and all contracts and agreements which in its judgment may be beneficial to the interests and purposes of the Company.


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         (c)      To fix and determine and to vary from time to time the amount or amounts to be set aside or retained as reserve funds or as working capital of the Company or for maintenance, repairs, replacements or enlargements of its properties.

         (d) To declare and pay dividends in cash, shares and/or property out of any funds of the Company at the time legally available for the declaration and payment of dividends on its shares.

         (e) To adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the Company as it may deem proper.

         (f) To prescribe the manner in which and the person or persons by whom any or all of the checks, drafts, notes, bills of exchange, contracts and other corporate instruments shall be executed.

         (g) To accept resignations of directors; to declare vacant the office of a director as provided in Section 2.6 hereof; and, in case of vacancy in the office of directors, to fill the same to the extent provided in Section
2.6 hereof.

         (h) To create offices in addition to those for which provision is made by law or these Bylaws; to elect and remove at pleasure all officers of the Company, fix their terms of office, prescribe their titles, powers and duties, limit their authority and fix their salaries in any way it may deem advisable that is not contrary to law or these Bylaws.

         (i) To designate one or more persons to perform the duties and exercise the powers of any officer of the Company during the temporary absence or disability of such officer.

         (j) To appoint or employ and to remove at pleasure such agents and employees as it may see fit, to prescribe their titles, powers and duties, limit their authority and fix their salaries in any way it may deem advisable that is not contrary to law or these Bylaws.

         (k) To fix a time in the future, which shall not be more than 60 days nor less than 10 days prior to the date of the meeting nor more than 60 days prior to any other action for which it is fixed, as a record date for the determination of the stockholders entitled to notice of and to vote at any meeting, or entitled to receive any payment of any dividend or other distribution, or allotment of any rights, or entitled to exercise any rights in respect of any other lawful action; and in such case only stockholders of record on the date so fixed shall be entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Company after any record date fixed as aforesaid. The Board of Directors may close the books of the Company against transfers of shares during the whole or any part of such period.


                                      -4-
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         (l)      To fix and locate from time to time the principal office for the transaction of the business of the Company and one or more branch or other subordinate offices of the Company within or without the State of Delaware; to designate any place within or without the State of Delaware for the holding of any meeting or meetings of the stockholders or the Board of Directors, as provided in Sections 3.1 and 7.1 hereof, to adopt, make and use a corporate seal, and to prescribe the forms of certificates for shares and to alter the form of such seal and of such certificates from time to time as in its judgment it may deem best, provided such seal and such certificates shall at all times comply with the provisions of law now or hereafter in effect.

         (m) To authorize the issuance of shares of stock of the Company in accordance with the laws of the State of Delaware and the Certificate of Incorporation.

         (n) Subject to the limitation provided in Section 10.2 hereof, to adopt, amend or repeal from time to time and at any time these Bylaws and any and all amendments thereof.

         (o) To borrow money, make guarantees of indebtedness or other obligations of third parties and incur indebtedness on behalf of the Company, including the power and authority to borrow money from any of the stockholders, directors or officers of the Company; and to cause to be executed and delivered therefor in the corporate name promissory notes, bonds, debentures, deeds of trust, mortgages, pledges (or other transfers of property as security or collateral for a debt), or other evidences of debt and securities therefor; and the note or other obligation given for any indebtedness of the Company, signed officially by any officer or officers thereunto duly authorized by the Board of Directors, shall be binding on the Company.

         (p) To approve a loan of money or property to any officer or director of the Company or any parent or subsidiary company, guarantee the obligation of any such officer or director, or approve an employee benefit plan authorizing such a loan or guaranty to any such officer or director; provided that, on the date of approval of such loan or guaranty, the Company has outstanding shares held of record by 100 or more persons. Such approval shall require a determination by the Board of Directors that the loan or guaranty may reasonably be expected to benefit the Company and must be by vote sufficient without counting the vote of any interested director.

         (q) Generally to do and perform every act and thing whatsoever that may pertain to the office of a director or to a Board of Directors.


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                                  ARTICLE III

                              MEETINGS OF DIRECTORS

         SECTION 3.1 PLACE OF MEETINGS. Meetings (whether regular, special or adjourned) of the Board of Directors of the Company shall be held at the principal executive office of the Company or at any other place within or outside the State of Delaware which may be designated from time to time by resolution of the Board of Directors or which is designated in the notice of the meeting.

         SECTION 3.2 REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held after the adjournment of each annual meeting of the stockholders (which regular directors' meeting shall be designated the "REGULAR ANNUAL MEETING") and at such other times as may be designated from time to time by resolution of the Board of Directors. Notice of the time and place of all regular meetings shall be given in the same manner as for special meetings, except that no such notice need be given if (a) the time and place of such meetings are fixed by the Board of Directors or (b) the Regular Annual Meeting is held at the principal executive office of this Corporation and on the date specified by the Board of Directors.

         SECTION 3.3 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, if any, or the President, or any Vice President, or the Secretary or by any two or more directors.

         SECTION 3.4 NOTICE OF SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held upon no less than 4 days' notice by mail or 48 hours' notice delivered personally or by telephone or telegraph to each director. Notice need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the home or office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. A notice or waiver of notice need not specify the purpose of any meeting of the Board of Directors. If the address of a director is not shown on the records of the Company and is not readily ascertainable, notice shall be addressed to him or her at the city or place in which meetings of the directors are regularly held. If a meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to all directors not present at the time of adjournment.

         SECTION 3.5 QUORUM. A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. Every act


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or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors subject to provisions of law relating to interested directors and indemnification of agents of the Company. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

         SECTION 3.6 CONFERENCE TELEPHONE. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all directors participating in such meeting can hear one another. Participation in a meeting pursuant to this Section constitutes presence in person at such meeting.

         SECTION 3.7 WAIVER OF NOTICE AND CONSENT. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         SECTION 3.8 ACTION WITHOUT A MEETING. Any action required or permitted by law to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to the taking of such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors at a duly held meeting.

         SECTION 3.9 COMMITTEES. The provisions of this Article apply also to committees of the Board of Directors and action by such committees.

                                   ARTICLE IV

                                   COMMITTEES

         SECTION 4.1 APPOINTMENT AND PROCEDURE. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, appoint from among its members one or more committees, including without limitation an executive committee, an audit committee and a compensation committee, of two or more directors. Each committee may make its own rules of procedure subject to
Section 3.9 hereof, and shall meet as provided by such rules or by a resolution adopted by the Board of Directors (which resolution shall take precedence). A majority of the members of the committee

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shall constitute a quorum, and in every case the affirmative vote of a majority of all members of the committee shall be necessary to the adoption of any resolution.

         SECTION 4.2 EXECUTIVE COMMITTEE POWERS. During the intervals between the meetings of the Board of Directors, the Executive Committee, if any, in all cases in which specific directions shall not have been given by the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company in such manner as the Executive Committee may deem best for the interests of the Company.

         SECTION 4.3 POWERS OF OTHER COMMITTEES. Other committees shall have such powers as are given them in a resolution of the Board of Directors.

         SECTION 4.4 LIMITATIONS ON POWERS OF COMMITTEES. No committee shall have the power to act with respect to:

         (a) any action for which the laws of the State of Delaware also require stockholder approval or approval of the outstanding shares;

         (b) the filling of vacancies on the Board of Directors or in any committee;

         (c) the fixing of compensation of the directors for serving on the Board of Directors or on any committee;

         (d) the amendment or repeal of these Bylaws or the adoption of new Bylaws;

         (e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not amendable or repealable;

         (f) a distribution to the stockholders of the Company, except at a rate or in a periodic amount or within a price range as set forth in the Certificate of Incorporation or determined by the Board of Directors; and

         (g) the appointment of other committees of the Board of Directors or the members thereof.

                                   ARTICLE V

                                    OFFICERS

         SECTION 5.1 ELECTION AND QUALIFICATION. The officers of the Company shall consist of a President and/or a Chief Executive Officer, a Secretary, a Chief Financial Officer and such other officers, including, but not limited to, a Chairman of the Board of

Directors, one or more Vice Presidents, a Treasurer, and Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as the Board of Directors shall deem expedient, who shall be chosen in such manner and hold their offices for such terms as the Board of Directors may prescribe. Any number of offices may be held by the same person.

         SECTION 5.2 TERM OF OFFICE AND COMPENSATION. The term of office and salary of each of said officers and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by said Board of Directors from time to time at its pleasure, subject to the rights, if any, of any officer under any contract of employment. Any officer may resign at any time upon written notice to the Company, without prejudice to the rights, if any, of the Company under any contract to which the officer is a party. If any vacancy occurs in any office of the Company, the Board of Directors may appoint a successor to fill such vacancy.

         SECTION 5.3 CHIEF EXECUTIVE OFFICER. Subject to the control of the Board of Directors and such supervisory powers, if any, as may be given by the Board of Directors, the powers and duties of the Chief Executive Officer of the Company are:

         (a) To act as the general manager and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Company.

         (b) To preside at all meetings of the stockholders and, in the absence of the Chairman of the Board of Directors or if there be no Chairman, at all meetings of the Board of Directors.

         (c) To call meetings of the stockholders and meetings of the Board of Directors to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as he or she shall deem proper.

         (d) To affix the signature of the Company to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Company; to sign certificates for shares of stock of the Company; and, subject to the direction of the Board of Directors, to have general charge of the property of the Company and to supervise and control all officers, agents and employees of the Company.

         The President shall be the Chief Executive Officer of the Company unless the Board of Directors shall designate the Chairman of the Board or another officer to be the Chief Executive Officer. If there is no President, then the Chairman of the Board shall be the Chief Executive Officer.

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         SECTION 5.4 CHAIRMAN OF THE BOARD. The Chairman of the Board of
Directors, if there be one, shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe.

         SECTION 5.5 PRESIDENT. Subject to the supervisory powers of the Chief Executive Officer, if not the President, and to such supervisory powers as may be given by the Board of Directors to the Chairman of the Board, if one is elected, or to any other officer, the President shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

         SECTION 5.6 PRESIDENT PRO TEM. If neither the Chairman of the Board of Directors, the President, nor any Vice President is present at any meeting of the Board of Directors, a President pro tem may be chosen by the directors present at the meeting to preside and act at such meeting. If neither the President nor any Vice President is present at any meeting of the stockholders, a President pro tem may be chosen by the stockholders present at the meeting to preside at such meeting.

         SECTION 5.7 VICE PRESIDENT. The titles, powers and duties of the Vice President or Vice Presidents, if any, shall be as prescribed by the Board of Directors. In case of the resignation, disability or death of the President, the Vice President, or one of the Vice Presidents, shall exercise all powers and duties of the President. If there is more than one Vice President, the order in which the Vice Presidents shall succeed to the powers and duties of the President shall be as fixed by the Board of Directors.

         SECTION 5.8 SECRETARY. The powers and duties of the Secretary are:

         (a) To keep a book of minutes at the principal executive office of the Company, or such other place as the Board of Directors may order, of all meetings of its directors and stockholders with the time and place of holding of such meeting, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

         (b) To keep the seal of the Company and to affix the same to all instruments which may require it.

         (c) To keep or cause to be kept at the principal executive office of the Company, or at the office of the transfer agent or agents, a record of the stockholders of the Company, giving the names and addresses of all stockholders and the number and class of shares held by each, the number and date of certificates issued for shares and the number and date of cancellation of every certificate surrendered for cancellation.

         (d) To keep a supply of certificates for shares of the Company, to fill in all certificates issued, and to make a proper record of each such issuance; provided that, so long as the Company shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Company, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

         (e) To transfer upon the share books of the Company any and all shares of the Company; provided that, so long as the Company shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the Company, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to whom the certificate is presented for transfer and, if the Company then has one or more duly appointed and acting registrars, subject to the reasonable regulations of the registrar to which a new certificate is presented for registration; and, provided further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 8.2 hereof.

         (f) To make service and publication of all notices that may be necessary or proper in connection with meetings of the Board of Directors of the stockholders of the Company. In case of the absence, disability, refusal or neglect of the Secretary to make service or publication of any notices, then such notices may be served and/or published by the President or a Vice President, or by any person thereunto authorized by either of them, or by the Board of Directors, or by the holders of a majority of the outstanding shares of the Company.

         (g) Generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors.

         SECTION 5.9 CHIEF FINANCIAL OFFICER. The powers and duties of the Chief Financial Officer are:

         (a) To supervise and control the keeping and maintaining of adequate and correct accounts of the Company's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The books of account shall at all reasonable times be open to inspection by any director.

         (b) To have the custody of all funds, securities, evidences of indebtedness and other valuable documents of the Company and, at his or her discretion, to cause any or all thereof to be deposited for the account of the Company with such depository as may be designated from time to time by the Board of Directors.

         (c) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for monies paid in for the account of the Company.

         (d) To disburse, or cause to be disbursed, all funds of the Company as may be directed by the President or the Board of Directors, taking proper vouchers for such disbursements.

         (e) To render to the President or to the Board of Directors, whenever either may require, accounts of all transactions as Chief Financial Officer and of the financial condition of the Company.

         (f) Generally to do and perform all such duties as pertain to such office and as may be required by the Board of Directors.

         SECTION 5.10 INSTRUMENTS IN WRITING. All checks, drafts, demands for money, notes and written contracts of the Company shall be signed by such officer or officers, agent or agents, as the Board of Directors may from time to time designate. No officer, agent, or employee of the Company shall have the power to bind the Company by contract or otherwise unless authorized to do so by these Bylaws or by the Board of Directors.

                                   ARTICLE VI

                                 INDEMNIFICATION

         SECTION 6.1 THIRD PARTY ACTIONS. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

         SECTION 6.2 ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding any other provision of this
Article VI, no person shall be indemnified hereunder for any expenses or amounts paid in settlement with respect to any action to recover shortswing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended.

         SECTION 6.3 SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections
6.1 and 6.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

         SECTION 6.4 DETERMINATION OF CONDUCT. Any indemnification under Sections 6.1 and 6.2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 6.1 and 6.2. Such determination shall be made (1) by the Board of Directors or the Executive Committee by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (2) or if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders. Notwithstanding the foregoing, a director, officer, employee or agent of the Corporation shall be entitled to contest any determination that the director, officer, employee or agent has not met the applicable standard of conduct set forth in Sections 6.1 and 6.2 by petitioning a court of competent jurisdiction.

         SECTION 6.5 PAYMENT OF EXPENSE IN ADVANCE. Expenses incurred in defending a civil or criminal action, suit or proceeding, by an individual who may be entitled to indemnification pursuant to Section 6.1 or 6.2, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article VI.

         SECTION 6.6 INDEMNITY NOT EXCLUSIVE. The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article VI shall not be deemed exclusive of any other fights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

         SECTION 6.7 INSURANCE INDEMNIFICATION. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article VI.

         SECTION 6.8 THE CORPORATION. For purposes of this Article VI, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article VI (including, without limitation the provisions of Section 6.4) with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

         SECTION 6.9 EMPLOYEE BENEFIT PLANS. For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VI.

         SECTION 6.10 CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                  ARTICLE VII

                    MEETINGS OF, AND REPORTS TO, STOCKHOLDERS

         SECTION 7.1 PLACE OF MEETINGS. Meetings of stockholders shall be held at any place, either within or without the State of Delaware, as may be designated by the Board of Directors or in the manner provided in these bylaws. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation in the State of Delaware.

         SECTION 7.2 ANNUAL MEETING. The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. In the absence of such designation, the annual meeting of stockholders shall be held on the second Tuesday of May of each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding business day. At the meeting, directors shall be elected and any other proper business may be transacted.

         SECTION 7.3 SPECIAL MEETING. A special meeting of the stockholders may be called at any time by the Board of Directors, or by the chairman of the board, or by the president, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent of the votes at that meeting.

         If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president or the secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 7.4 and 7.5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than ten (10) nor more than sixty (60) days after the receipt of the request. Nothing contained in this paragraph of this Section
7.3 shall be construed as limiting,
fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

         SECTION 7.4 NOTICE OF STOCKHOLDERS' MEETING . All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 7.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

         SECTION 7.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

         (a)      nominations for the election of directors, and

         (b) business proposed to be brought before any stockholder meeting may be made by the Board of Directors or proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the first anniversary date of mailing of the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

                  (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

                  (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                  (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

                  (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

         The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         SECTION 7.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         SECTION 7.7 QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the Chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

         SECTION 7.8 ADJOURNED MEETING; NOTICE. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 7.9 CONDUCT OF BUSINESS. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

         SECTION 7.10 VOTING. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section
7.12 of these bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

         Except as provided in the last paragraph of this Section 7.10, or as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

         At a stockholders' meeting at which directors are to be elected, each stockholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such stockholder normally is entitled to cast) if the candidates' names have been properly placed in nomination (in accordance with these bylaws) prior to commencement of the voting and the stockholder requesting cumulative voting or any other stockholder voting at the meeting in person or by proxy has given notice prior to commencement of the voting of the stockholder's intention to cumulate votes. If cumulative voting is properly requested, each holder of stock, or of any class or classes or of a series or series thereof, who elects to cumulate votes shall be entitled to as many votes as equals the number of votes which (absent this provision as to cumulative voting) such person would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by such person, and that such person may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them, as such person may see fit.

         SECTION 7.11 WAIVER OF NOTICE. Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

         SECTION 7.12 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         (a) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the Delaware General Corporation Law if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the Delaware General Corporation Law.

         SECTION 7.13 RECORD DATE FOR STOCKHOLDER NOTICE, VOTING, GIVING CONSENTS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

         If the Board of Directors does not so fix a record date:

         (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

         (b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent is delivered to the corporation.

         (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 7.14 PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by a written proxy, signed by such stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if such stockholder's name is placed on the proxy by any reasonable means including, but not limited to, by facsimile signature, manual signature, typewriting, telegraphic transmission or otherwise, by such stockholder or such stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the Delaware General Corporation Law.

         SECTION 7.15 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten
(10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

         SECTION 7.16 MAINTENANCE AND INSPECTION OF RECORDS. The corporation shall, either at its principal executive officer or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

         The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         SECTION 7.17 INSPECTION BY DIRECTORS. Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

         SECTION 7.18 ANNUAL STATEMENT TO STOCKHOLDERS. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                  ARTICLE VIII

                          SHARES AND SHARE CERTIFICATES

         SECTION 8.1 SHARES HELD BY THE COMPANY. Shares in other companies standing in the name of the Company may be voted or represented and all rights incident thereto may be exercised on behalf of the Company by any officer of the Company authorized to do so by resolution of the Board of Directors.

         SECTION 8.2 CERTIFICATES FOR SHARES. There shall be issued to every holder of shares in the Company a certificate or certificates signed in the name of the Company by the Chairman of the Board, if any, or the President or a Vice President and by the Chief Financial Officer or an Assistant Chief Financial Officer or the Secretary or any Assistant

Secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature, has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

         SECTION 8.3 LOST CERTIFICATES. Where the owner of any certificate for shares of the Company claims that the certificate has been lost, stolen or destroyed, a new certificate shall be issued in place of the original certificate if the owner (a) so requests before the Company has notice that the original certificate has been acquired by a bona fide purchaser and (b) satisfies any reasonable requirements imposed by the Company, including without limitation the filing with the Company of an indemnity bond or agreement in such form and in such amount as shall be required by the President or a Vice President of the Company. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

         SECTION 8.4 RESTRICTIONS ON TRANSFER OF SHARES.

         (a) Before any stockholder of the Company may sell, assign, gift, pledge or otherwise transfer any shares of the Company's capital stock, such stockholder shall first notify the Company in writing of such transfer and such transfer may not be effected unless and until legal counsel for the Company or legal counsel of such stockholder has concluded that such transfer, when effected as proposed by such stockholder (i) will comply with all applicable provisions of any applicable state and federal securities laws, including but not limited to the Securities Act of 1933, as amended, and the General Corporation Law of Delaware, as amended (ii) will not jeopardize, terminate or adversely affect the Company's status as an S Corporation, if applicable, as that term is defined in the Internal Revenue Code of 1986, as amended. The Company may require that certificates representing shares of stock of the Company be endorsed with a legend describing the restrictions set forth in this Section.

         (b) If (i) any two or more stockholders of the Company shall enter into any agreement abridging, limiting or restricting the rights of any one or more of them to sell, assign, transfer, mortgage, pledge, hypothecate or transfer on the books of the Company any or all of the shares of the Company held by them, and if a copy of said agreement shall be filed with the Company, or if (ii) stockholders entitled to vote shall adopt any Bylaw provision abridging, limiting or restricting the rights of any stockholders mentioned above, then, and in either of such events, all certificates of shares of stock subject to such abridgments, limitations or restrictions shall have a reference thereto endorsed thereon by an officer of the Company and such certificates shall not thereafter be transferred on the books of the Company except in accordance with the terms and provisions of such as the case may be; however, no restriction shall be binding with respect to shares issued prior to adoption of the restriction unless the holders of such shares voted in favor of, or consented in writing to, the restriction.

                                   ARTICLE IX

                           CONSTRUCTION OF BYLAWS WITH

                         REFERENCE TO PROVISIONS OF LAW

         SECTION 9.1 BYLAW PROVISIONS CONSTRUED AS ADDITIONAL AND SUPPLEMENTAL TO PROVISIONS OF LAW. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

         SECTION 9.2 BYLAWS PROVISIONS CONTRARY TO OR INCONSISTENT WITH PROVISIONS OF LAW. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in Section 9.1 hereof, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portion of these Bylaws, it being hereby declared that these Bylaws, and each article, section, subsection, subdivision, sentence, clause or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

                                   ARTICLE X

                       CERTIFICATION, ADOPTION, AMENDMENT

                               OR REPEAL OF BYLAWS

         SECTION 10.1 BY STOCKHOLDERS. Bylaws may be adopted, amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Bylaws specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may be adopted only by the stockholders.

         SECTION 10.2 BY THE BOARD OF DIRECTORS. Subject to the right of stockholders to adopt, amend or repeal Bylaws, and other than a Bylaw or amendment thereof specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa, these Bylaws may be adopted, amended or repealed by the Board of Directors. A Bylaw adopted by the stockholders may restrict or eliminate the power of the Board of Directors to adopt, amend or repeal Bylaws.

         SECTION 10.3 CERTIFICATION AND INSPECTION OF BYLAWS. The Company shall keep at its principal executive office the original or a copy of these Bylaws as amended or otherwise altered to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

                                   ARTICLE XI

                    RESTRICTIONS ON TRANSFERS TO COMPETITORS

         SECTION 11.1 TRANSFERS TO COMPETITORS. Before any stockholder may sell or otherwise transfer (including without limitation a transfer by gift or operation of law) any Shares to any person or entity engaged or planning to engage in activities competitive, either directly or indirectly, with the then current and proposed products and services of the Company (including actual or anticipated research or development), or any affiliate of such person or entity, as determined in good faith by the Board of Directors, such stockholder must obtain the prior written consent of the Board of Directors, which consent may not be unreasonably withheld.

         SECTION 11.2 TRANSFERS TO PERSONS OR ENTITIES IN THE PHARMACEUTICAL OR BIOTECHNOLOGY INDUSTRY. Before any stockholder may sell or otherwise transfer (including without limitation a transfer by gift or operational of law) any Shares to any person or entity engaged or planning to engage in activities in the pharmaceutical or biotechnology industry, or any affiliate of such person or entity, as determined in good faith by the Board of Directors, such stockholder must obtain the prior written consent of the Board of Directors, which consent may not be unreasonably withheld.

         SECTION 11.3 TERMINATION OF RESTRICTIONS. The restrictions on transfers of Shares set forth in this Article XI and in Section 8.4(a) will terminate as to all Shares on the effective date of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (other than a registration statement relating solely to the issuance of common stock pursuant to a business combination or an employee incentive or benefit plan).

                                  ARTICLE XII

                             RIGHT OF FIRST REFUSAL

         SECTION 12.1 RIGHT OF FIRST REFUSAL. Before any stockholder may sell or otherwise transfer (including without limitation a transfer by gift or operation of law) any shares of the Company's Common Stock (excluding those shares of Common Stock issuable upon conversion of the Company's Series A1 Preferred Stock held by entities affiliated with Kleiner Perkins Caufield & Byers,) Series B Preferred Stock, Series C Preferred Stock, Series A Preferred Stock, and Series Al Preferred Stock (excluding those shares held by entities affiliated with Kleiner Perkins Caufield & Byers), the Company and/or its assignee(s) will have a right of first refusal to purchase all or a portion of the shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth in this Article (the "Right of First Refusal").

         SECTION 12.2 NOTICE OF PROPOSED TRANSFER. Any stockholder who proposes to sell or transfer such Offered Shares (a "HOLDER") will first deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price on a per Offered Share basis as provided in this Section.

         SECTION 12.3 EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or a portion of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase-price determined in accordance with Section 12.4 below.

         SECTION 12.4 PURCHASE PRICE. The purchase price for the Offered Shares purchased under this Section will be the Offered Price on a per Offered Share basis. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration as determined in good faith by the Company's Board of Directors will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

         SECTION 12.5 PAYMENT. Payment of the purchase price for Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

         SECTION 12.6 HOLDER'S RIGHT TO TRANSFER. If any of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Article, then the Holder may sell or otherwise transfer such unpurchased Offered Shares to that Proposed Transferee at the Offered Price per Offered Share or at a higher price per Offered Share, PROVIDED that such sale or other transfer is consummated within 120 days after the date of the Notice, and PROVIDED further that: (i) any such sale or other transfer is effected in compliance with all applicable securities laws; and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the remaining Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any shares of the Company's capital stock held by the Holder may be sold or otherwise transferred.

         SECTION 12.7 EXEMPT TRANSFERS. Notwithstanding anything to the contrary in this Article, the following transfers of shares of the Company's capital stock will be exempt from the Right of First Refusal: (i) the transfer of any or all shares held by a stockholder during such stockholder's lifetime by gift or on such stockholders death by will or intestacy to the stockholders "IMMEDIATE FAMILY" (as defined below) or to a trust for the benefit of the stockholder or the stockholder's immediate family; (ii) any transfer of shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Article unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate family" will mean the stockholder's spouse, lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of such stockholder.

         SECTION 12.8 TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal will terminate as to all shares of the Company's capital stock on the effective date of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of common stock pursuant to a business combination or an employee incentive or benefit plan).

                                  ARTICLE XIII

                                 GENERAL MATTERS

         SECTION 13.1 CHECKS. From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

         SECTION 13.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS. From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

         SECTION 13.3 DIVIDENDS. The directors of the corporation, subject to any restrictions contained in (i) the Delaware General Corporation Law or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

         The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

         SECTION 13.4 FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

         SECTION 13.5 SEAL. The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         SECTION 13.6 TRANSFER OF STOCK. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

         SECTION 13.7 STOCK TRANSFER AGREEMENTS. The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law.

         SECTION 13.8 REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE XIV

                                   AMENDMENTS

         The bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

         The undersigned certify under penalty of perjury under the laws of the State of Delaware that the matters set forth in this Certificate are true and correct of our own knowledge.

         Executed at Oakland, California, on July 6th, 2000.

                                  /s/ John Couch
                                  ---------------------------------
                                  John Couch, President

                                  /s/ Gregory C. Thayer
                                  ---------------------------------
                                  Gregory C. Thayer, Secretary